UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 31, 2018 (January 25, 2018)

KemPharm, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36913	20-5894398
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 Crosspark Road, Suite E126 Coralville, IA		52241
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (319) 665-2575

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

2017 Cash Bonus Payouts

On January 25, 2018, the Compensation Committee (the "Compensation Committee") of the Board of Directors (the “Board”) of KemPharm, Inc., a Delaware corporation (the "Company"), approved the payment of cash bonuses to the Company’s named executive officers and principal financial officer (the “Executive Officers”) based on the achievement in 2017 of corporate and individual goals previously approved by the Board. The amounts awarded to the Executive Officers were as follows:

Executive Officer and Principal Position	Bonus Amount
Travis C. Mickle, Ph.D.	$136,000
President and Chief Executive Officer
Sven Guenther, Ph.D.	$65,688
Executive Vice President, Research and Development
Daniel L. Cohen	$66,640
Executive Vice President, Government and Public Relations
R. LaDuane Clifton, CPA	$61,880
Chief Financial Officer, Secretary and Treasurer

2018 Base Salaries and Cash Bonus Plan Target Payouts

On January 25, 2018, the Compensation Committee approved the 2018 base salaries and target bonus awards for the Executive Officers. The 2018 bonus awards for the Executive Officers will be based on the achievement of corporate and individual goals, as approved by the Board. The 2018 base salaries and target bonus awards for the Executive Officers are as follows:

Executive Officer and Principal Position	2018 Base Salary	Bonus Target (1)
Travis C. Mickle, Ph.D.	$515,000	50%
President and Chief Executive Officer
Sven Guenther, Ph.D.	$355,000	35%
Executive Vice President, Research and Development
Daniel L. Cohen	$350,000	35%
Executive Vice President, Government and Public Relations
R. LaDuane Clifton, CPA	$335,000	35%
Chief Financial Officer, Secretary and Treasurer

(1) Bonus Targets listed as percentage of 2018 Base Salary

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KemPharm, Inc.

Date: January 31, 2018	By:	/s/ R. LaDuane Clifton
R. LaDuane Clifton
Chief Financial Officer, Secretary and Treasurer